                                                                       EXHIBIT 3


                           (COMMON STOCK CERTIFICATE)


COMMON STOCK                                                        COMMON STOCK

 NUMBER                                                                SHARES
  PRG


                            (PEREGRINE SYSTEMS(R) LOGO)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                  SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS AND A STATEMENT AS
                                                  TO THE RIGHTS, PREFERENCES,
                                                  PRIVILEGES AND RESTRICTIONS
                                                  ON SHARES

                                                        CUSIP 71366Q 20 0

THIS CERTIFIES THAT







IS THE OWNER OF



   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE
                                 PER SHARE, OF


                             PEREGRINE SYSTEMS, INC.

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                            [PEREGRINE SYSTEMS, INC.
                                 CORPORATE SEAL
                                    FEB. 28
                                      1994
                                    DELAWARE
                                       *]

Dated:

  /s/ Kathryn Vizas                                       /s/ Gary G. Greenfield

     SECRETARY                                                PRESIDENT & CEO

COUNTERSIGNED AND REGISTERED:
       MELLON INVESTOR SERVICES LLC
              TRANSFER AGENT AND REGISTRAR

BY         /s/ Maurie Lynch

                   AUTHORIZED SIGNATURE

                           AMERICAN BANK NOTE COMPANY

  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with
           right of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- ......................... Custodian .......................
                            (Cust)                              (Minor)
                     under Uniform Gifts to Minors
                     Act........................................................
                                            (State)
UNIF TRF MIN ACT -- ................. Custodian (until age ....................)
                          (Cust)
                    .................................... under Uniform Transfers
                          (Minor)
                    to Minors Act...............................................
                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,               hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]



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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ------------------------------



                        X
                           -----------------------------------------------------

                        X
                           -----------------------------------------------------
                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
               NOTICE: THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.




Signature(s) Guaranteed

By
   ----------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.